Lord Abbett

Global Fund
Equity Series o Income Series

1999 Annual Report


[GRAPHIC OMITTED]

Two globally diversified portfolios
to help you achieve your goals


Visit our Web Site
and get:
up-to-date statistics and
other useful information at
www.lordabbett.com

Report to Shareholders
For the Fiscal Year Ended December 31, 1999

[PHOTO]

Robert S. Dow
Chairman
January 15, 2000

"With 86% of the portfolio invested in AAA-rated securities, the overall credit quality of the portfolio remained at the high end of the spectrum."

[GRAPHIC OMITTED]

Lord, Abbett & Co. is proud to announce we have received a DALBAR award for providing consistently good service to shareholders, the 1999 Key Honor Award for Mutual Fund Service. DALBAR, Inc., an independent research firm and evaluator of mutual fund service, presents the awards to financial services firms that provide consistently solid service to clients.

Lord Abbett Global Fund - Equity Series and Income Series completed the fiscal year on December 31, 1999. Below is an overview of the class-specific data pertaining to each Fund as of the close of the year.

                   Global Fund - Equity Series     Global Fund - Income Series
--------------------------------------------------------------------------------------

                   Year Ended December 31, 1999    Year Ended December 31, 1999

                   Class A  Class B   Class C      Class A   Class B   Class C Class P**
--------------------------------------------------------------------------------------
Net asset value    $13.82    $13.60    $13.63       $7.16    $7.17     $7.17     $7.16
Total return*       12.4%     11.5%     11.6%       -9.5%   -10.1%    -10.0%     -5.5%

The Year in Review
Favorable prospects for global growth were predominant in investors' minds throughout most of 1999. The first half of 1999 was a time of moderate growth in European economies amidst rising global interest rates. Since interest rates in Europe did not rise as much as those in the U.S., European bonds outperformed U.S. bonds. By the third and fourth quarters, global fixed income markets experienced mild volatility. In the U.S., bonds continued to underperform, a situation fueled by the likelihood of further increases in interest rates by the Federal Reserve Board (the "Fed") and by concerns about higher inflation as a result of strong Gross Domestic Product (GDP) growth and higher global commodity prices.

About the Equity Series
Throughout the year, we underweighted the portfolio in the stocks of Japanese companies, due to our concern that these companies were not showing enough corporate earnings growth to support long-term economic expansion. However, by the fourth quarter, some Japanese companies began to show signs of extended earnings improvement and therefore some were added to the portfolio. To make these purchases, we sold some of the stocks of UK technology companies that had reached the target prices we set for them. Both of these decisions added to performance of the Fund. In addition, the portfolio remained overweighted in the stocks of European companies. Our decision to slightly underweight the portfolio in U.S. equities detracted from performance of the Fund, as relatively, the European equity markets did not perform as strongly as the U.S. equity market. Going forward, we will continue to watch economic developments in Japan in order to take advantage of any potentially rewarding investment opportunities.

About the Income Series
We remained overweighted in bonds of the U.K., Greece and core European countries (Germany, France, Switzerland, Belgium, Austria and the Netherlands). Exposure to the euro (the common European currency), which came under pressure during the year, negatively affected Fund performance. We continued to limit our exposure to Japanese bonds, especially during the second half of 1999, as we did not perceive an opportunity for competitive returns. With 86% of the portfolio invested in AAA-rated global securities, the overall credit of the portfolio remained at the high end of the quality spectrum, and contributed to the relatively lower volatility of the Fund versus some of its peers.

In 1999, the Federal Reserve Board, the Bank of England and many European central banks raised rates in an attempt to curb inflationary expectations. We are encouraged by these actions and expect that inflationary pressures will be contained, thereby making the current real rates of return in the U.S. and in Europe more attractive. With moderate growth and appropriate interest rate policies, core European countries and the U.K. should continue to offer some attractive opportunities in 2000. Likewise, we are optimistic that the worst of Europe's currency problems are over.

As always, we remain committed to helping you achieve your long-term financial goals, and thank you for including Lord Abbett Global Fund in your investment portfolio.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

** Total return for Class P shares is not annualized. The inception date for Global Fund - Income Series Class P shares was 3/4/99.

About Lord Abbett Global Fund - Equity Series

Why Invest Internationally? International investors have a larger choice of exceptional companies to choose from than investors who concentrate solely on U.S.-based companies. See Important Information on page 2.

Percent of the World's Market Capitalizations

                               [GRAPHIC OMITTED]

Source: Morgan Stanley Capital International World Index. Data as of 12/31/99, based on market capitalization.

Managed to Participate in Global Growth Portfolio diversification positions the Global Fund - Equity Series to participate in global opportunities. Nine countries were represented in the Global Fund - Equity Series at period end (see the Statement of Net Assets on page 2). The geographic data illustrated below does not include cash and short-term investments.

                               [GRAPHIC OMITTED]

Data as of 12/31/99. The Global Fund - Equity Series portfolio is actively managed and its holdings are subject to change.

Important Information

The investment return and principal value of a Series investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include less regulation and the potential for less liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher trans action costs and different securities settlement and trading practices. Each Series of the Fund issues additional classes of shares with distinct pricing options.
For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/00, this report must be accom panied by Lord Abbett's Performance Quarterly for the most recently completed calen dar quarter.


                               Statement of Net Assets
                               Equity Series  December 31, 1999


                               Investments
Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Long-Term Investments in Securities 96.23%
-----------------------------------------------------------------------------------------------------------------------------------
Foreign 68.17%
-----------------------------------------------------------------------------------------------------------------------------------
Australia 1.65%            *Novogen Ltd.-Biotechnology company specializing in plant sterol-based OTC and eventually ethical pharmaceutical products
600,000     $ 1,206,252
-----------------------------------------------------------------------------------------------------------------------============
Canada 2.71%               *Ballard Power Systems Inc.-Designs, manufactures and develops methanol-
                            or hydrogen-based fuel cells that are the only true zero emission power source for vehicles
70,000       1,974,732
-----------------------------------------------------------------------------------------------------------------------============
France 13.71%               AXA-One of Europe's largest financial organizations
12,000       1,673,256
                            Alcatel-Develops, produces and distributes telecommunications equipment, cables, software and offers turnkey telecommunication solutions
15,000       3,445,650
                            Cap Gemini SA-Provides computer consulting services
8,000       2,031,120
                           *Sanofi-Synthelabo SA-Manufactures health care products and medical and surgical equipment
30,000       1,249,502
                            Suez Lyonnaise des Eaux-Water and business services group
10,000       1,602,933

Total                                                                                        10,002,461
-----------------------------------------------------------------------------------------------------------------------============
Germany 6.53%               SAP AG-World's fourth-largest software firm dominating the global market for relational database management software tools
5,000       2,458,300
                            Siemens AG-Manufactures a wide range of industrial and consumer electrical and electronic products
18,000       2,303,145

Total                                                                                         4,761,445
-----------------------------------------------------------------------------------------------------------------------============
Japan 14.59%                Canon Inc.-Manufacturer of business machines, cameras and optical products
16,000         635,244
                            Hitachi Ltd.-One of Japan's major manufacturers of communications and electronic equipment, heavy electronic and industrial machinery, and consumer electronics
68,000       1,090,554
                            Ito-Yokado Co. Ltd.-Diversified retailing operations
12,000       1,302,562
                            Matsushita Electric Industrial Co. Ltd.-One of world's largest manufacturers of electric and electronic products
23,000         636,515
                            Mitsubishi Electric Corp.-Develops, manufactures, and markets electronic and electric equipment
181,000       1,168,199
                            Nippon Telephone & Telegraph Corp.-Company holding majority of NTT
                            Docomo and NTTData
65       1,112,361
                            Secom Co. Ltd.-Leading security service provider in Japan
12,000       1,320,164
                            Shiseido Co. Ltd.-Japan's leading cosmetic manufacturer
25,000         364,268
                            Sony Corp.-Leading consumer electronics and entertainment company
4,000       1,185,214
                            Taisho Pharmaceuticals Co. Ltd.-Largest OTC drug manufacturer in Japan
13,000         381,381
                            The Kansai Electric Power Co.-Electricity distributor that generates electricity from water, steam, thermal, nuclear, and liquefied natural gas power
52,400         912,619
                            Tokyo Electric Power-Japan's largest electric power supplier
20,000         535,889

Total                                                                                        10,644,970
-----------------------------------------------------------------------------------------------------------------------============
Netherlands 3.69%           Elsevier NV-A holding company with a 50% interest in Reed Elsevier plc, an international publishing and information provider
100,000       1,194,895
                            Koninklijke Numico NV-Develops, manufactures and markets nutritional products
40,156       1,498,534

Total                                                                                         2,693,429
-----------------------------------------------------------------------------------------------------------------------============
Sweden 5.81%                Ericsson (L.M.) Series B-Leading supplier of telecommunications systems
66,000       4,242,353
-----------------------------------------------------------------------------------------------------------------------============


2



                               Statement of Net Assets
                               Equity Series  December 31, 1999

                                                                                                          Shares
or
                               Investments                                                          Principal
Amount          Value
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom 19.48%       British Aerospace 7.45% due 11/30/2003-Provides avionics, airframes, electronic defense and telecommunications systems for air, naval and
                            land  forces in some 72 countries                                          GBP
20,314       $  32,541
                           *British Aerospace plc-Provides avionics, airframes, electronic defense and telecommunications systems for air, naval and land forces in some
                            72 countries
64,318         426,699
                            Jarvis plc-Specialist engineering and service company focused on the installation of railway related track and signals
350,000       1,245,937
                            Marconi plc-An international company which specializes in the telecommunications equipment, software and turnkey projects
150,000       2,658,943
                           *NXT plc-Specializes in the development and licensing of flat panel speaker technology
395,000       8,756,348
                            Pilkington plc-Manufactures and distributes glass for the building, automotive, specialist energy and electronic markets
800,000       1,093,835
                            Smithkline Beecham plc-United Kingdom-based pharmaceutical company
79           1,010

Total                                                                                        14,215,313
-----------------------------------------------------------------------------------------------------------------------============
                            Total Investments in Foreign Securities (Cost
$35,247,752)                                   49,740,955
===================================================================================================================================
United States 28.06%
===================================================================================================================================
                            American General Corp.-A leading provider of financial services, including life/health insurance, annuities, consumer credit and mortgage financing
27,100       2,056,212
                            American Home Products Corp.-Producer of drugs, food, housewares and packaged medicine and medical products
31,600       1,246,225
                            Cardinal Health Inc.-Provides complementary products and services to healthcare providers and manufacturers
25,000       1,196,875
                            Computer Associates International, Inc.-Designs, develops, markets, licenses, and supports standardized computer software products
15,800       1,105,012
                           *Concord EFS Inc.-Provides electronic transaction authorization, processing, settlement, and funds transfer services across the United States
75,000       1,931,250
                           *FDX Corp.-Provider of transportation, package delivery, logistics solutions for customers, and regional freight carrying service
40,000       1,637,500
                            Heinz (H.J.) Co.-Domestic packaged foods producer
15,000         597,188
                            Intel Corp.-Leading producer of semi-conductor processing circuits
30,000       2,469,375
                           *Lason Inc.-Provides integrated information management services for image and data capture, data management, and output processing
20,000         220,000
                            Lilly, Eli & Co.-A global, research-based pharmaceutical corporation
20,000       1,330,000
                           *Media Metrix Inc.-Provides Internet audience measurement products and services
15,000         536,250
                            SBC Communications Inc.-Provides communications services, such as local and long distance phone service, wireless communications, and Internet access in the United States and in other countries
40,700       1,984,125
                            Sonoco Products Co.-A leading U.S. producer of specialty paper and plastic packaging components
50,000       1,137,500
                            State Street Corp.-Commercial and investment bank
27,100       1,979,994
                            Time Warner Inc.-A major entertainment and communications firm
14,500       1,050,344
                            Total Investments in United States Securities (Cost
$19,749,695)                             20,477,850
-----------------------------------------------------------------------------------------------------------------------============
                            Total Long-Term Investments In Securities (Cost
$54,997,447)                                 70,218,805
===================================================================================================================================
Short-Term Investments 4.06%
===================================================================================================================================
                            American Express Credit Corp. 4.25% due 1/3/2000
$2,740,000       2,740,000
                            Associated First Capital 4.05% due 1/3/2000
220,000         220,000
                            Total Short-Term Investments (Cost
$2,960,000)                                                2,960,000
-----------------------------------------------------------------------------------------------------------------------============
                            Total Investments 100.29% (Cost
$57,957,447)                                                 73,178,805
-----------------------------------------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities
(.29)%                                                                            (212,640)
===================================================================================================================================
Net Assets
100.00%
$72,966,165
===================================================================================================================================

                           Class A Shares-Net asset value ($66,974,569 / 4,845,210 shares
outstanding)                       $13.82
                           Maximum offering price (net asset value plus sales charge of 5.75% of the offering
price)         $14.66
                           Class B Shares-Net asset value ($3,686,097 / 271,107 shares
outstanding)                          $13.60
                           Class C Shares-Net asset value ($2,305,499 / 169,198 shares
outstanding)                          $13.63

                          *Non-income producing security.
                      GBP  British Pound
                           The descriptions of the companies shown in the portfolio are unaudited.
                           See Notes to Financial Statements.



3



About Lord Abbett Global Fund - Income Series

Global Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not the returns of Global Fund - Income Series. See Important Information on page 5.

A Comparison of 10-Year U.S. and Global Government Bonds, After Currency Translations



                            1990     1991    1992     1993     1994     1995     1996     1997     1998     1999
U.S. Treasurys(1)           8.65%   15.20%    7.21%   10.63%   (3.35%)  18.45%    2.61%    9.62%   12.76%
(8.25%)
Government Bond Index(2)   11.77%   15.44%    4.55%   12.27%    1.28%   19.31%    4.40%    1.40%   15.31%
(5.08%)


Past performance does not indicate future results.

All figures indicate percentage total returns in U.S. dollars; ( ) signify negative return.

(1) U.S. Treasury bills and government bonds are guaranteed as to the timely payment of interest, and if held to maturity, provide a guaranteed return of principal. Source: Bloomberg, LP.

(2) The Government Bond Index is the J.P. Morgan Government Bond Index, the most widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets. It includes only traded issues available to international investors. Investors cannot invest directly in an unmanaged index such as the J.P. Morgan Government Bond Index. Source: J.P. Morgan Securities.

Where in the World Can You Find Higher Yields?

A portfolio  that includes  high-quality  foreign bonds has the  opportunity  to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Global Fund - Income Series' performance, nor is there a guarantee that the portfolio will include holdings from all the countries listed below.

                       As of 12/31/98    As of 12/31/99                         12/31/98            12/31/99
United States         4.68%             6.43%             Italy                   3.98%             5.57%
Australia             4.99%             6.96%             Japan                   2.08%             1.65%
Canada                4.94%             6.25%             New Zealand             5.48%             7.29%
France                3.95%             5.47%             South Africa           15.82%            13.66%
Germany               3.86%             5.35%             Sweden                  4.20%             5.70%
Greece                6.89%             6.45%             United Kingdom          4.41%             5.48%


Past performance does not indicate future results.

Semi-annual yields to maturity on 10-year government benchmark bond yields.

Currency for United States is U.S. dollars; all other countries use local currencies.

Source: HSBC Bank plc (as of December 31, 1999).

Diversification in High-Quality Global Bonds

In seeking its goal of high income with reasonable risk, the Global Fund - Income Series focuses on quality. Using global diversification, the Global Fund
- Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world (see the portfolio of investments in securities on page 2). The geographic data illustrated below does not include cash and short-term investments.

[GRAPHIC OMITTED]

Data as of 12/31/99. The Global Fund - Income Series' portfolio is actively managed and its holdings are subject to change.

                               Statement of Net Assets
                               Income Series  December 31, 1999



                                                                                                        Principal
                                                                                                        Amount in
                                                                                   Rating*:S&P     Local Currency
                               Investments                                          or Moody's
(000)      U.S. $ Value
-----------------------------------------------------------------------------------------------------------------------------------

Long-Term Investments in Securities 113.58%
------------------------------------------------------------------------------------------------------------------------------------
Foreign 73.26%
------------------------------------------------------------------------------------------------------------------------------------
Canada 2.58%                Government of Canada 51/4% due 9/1/2003                       AAA       CAD
1,000     $   672,205
                            Government of Canada 9% due 6/1/2025                          AAA       CAD
1,800       1,657,321

Total                                                                                         2,329,526
-----------------------------------------------------------------------------------------------------------------------============
Chile 1.04%                 Codelco Inc. 73/8% due 5/1/2009++                              A-       USD
1,000        941,750
-----------------------------------------------------------------------------------------------------------------------============
Denmark 1.14%               Kingdom of Denmark 8% due 11/15/2001                          AAA       DKK
7,170       1,027,223
-----------------------------------------------------------------------------------------------------------------------============
Finland 7.25%               Republic of Finland 6% due 1/29/2002                          AAA       JPY
600,000       6,559,751
-----------------------------------------------------------------------------------------------------------------------============
Germany 23.36%              Bundesobligation 5% due 8/20/2001                             AAA       EUR
3,375       3,445,053
                            Deutschland Republic 61/4% due 1/4/2024                       AAA       EUR
3,700       3,867,541
                            Deutschland Republic 73/8% due 1/3/2005                       AAA       EUR
4,661       5,189,006
                            Hypothekenbk in Essen 41/4% due 7/6/2009                      AAA       EUR
3,000       2,702,417
                            Treuhandanstalt 71/2% due 9/9/2004                            AAA       EUR
5,317       5,917,525

Total                                                                                        21,121,542
-----------------------------------------------------------------------------------------------------------------------============
-----------------------------------------------------------------------------------------------------------------------============
Greece 8.75%                Hellenic Republic 61/2% due 1/11/2014                           A       GRD
2,050,000       6,214,621
                            Helllenic Republic 8.60% due 3/26/2008                          A       GRD
493,000       1,701,348

Total                                                                                         7,915,969
-----------------------------------------------------------------------------------------------------------------------============
Italy 1.35%                 Republic of Italy (BTPS) 5% due 2/15/2003                      AA       EUR
1,200       1,220,486
-----------------------------------------------------------------------------------------------------------------------============
Netherlands 8.92%           Bk Nederlandse Gemeenten 61/2% due 11/4/2008                  AAA       DEM
3,200       1,736,201
                            Netherlands Government 51/4% due 7/15/2008                    AAA       EUR
2,250       2,247,607
                            Netherlands Government 91/4% due 11/30/2000                   AAA       EUR
1,653       1,742,321
                            Tecnost International NV 53/8% due 7/30/2004                    A       EUR
2,400       2,336,513

Total                                                                                         8,062,642
-----------------------------------------------------------------------------------------------------------------------============
New  Zealand .63%           New Zealand Government 8% due 11/15/2006                      AAA       NZD
1,050         573,552
-----------------------------------------------------------------------------------------------------------------------============
Spain 5.61%                 Spanish Government 6.15% due 1/31/2013                         AA       EUR
4,900       5,077,447
-----------------------------------------------------------------------------------------------------------------------============
Sweden 2.28%                Swedish Government 101/4% due 5/5/2003                        AAA       SEK
15,300       2,065,503
-----------------------------------------------------------------------------------------------------------------------============
United Kingdom 10.35%       Glaxo Wellcome plc 83/4% due 12/1/2005                         AA       GBP
800       1,414,802
                            United Kingdom Treasury 10% due 9/8/2003                      AAA       GBP
4,390       7,942,378

Total                                                                                         9,357,180
-----------------------------------------------------------------------------------------------------------------------============
                            Total Investments in Foreign Securities (Cost
$78,374,572)                                   66,252,571
-----------------------------------------------------------------------------------------------------------------------============
United States 40.32%
-----------------------------------------------------------------------------------------------------------------------------------
                            Federal Home Loan Mortgage Corp. 71/2% due on an announced basisAAA     USD
16,000      15,835,040
                            Federal National Mortgage Association 51/4% due 1/15/2009     AAA       USD
1,030         908,491
                            Household  Finance Corp. 51/8% due 6/24/2009+                   A       EUR
3,000       2,776,318
                            Student Loan Marketing Association 15% due 2/1/2000           AAA       USD
13,000      13,085,540
                            U.S. Treasury Bond 61/8% due 11/15/2027                       AAA       USD
2,000       1,861,240
                            U.S. Treasury Note Inflation Indexed 37/8% due 1/15/2009      AAA       USD
2,027       1,992,500
                            Total Investments in United States Securities (Cost
$37,216,938)                             36,459,129
-----------------------------------------------------------------------------------------------------------------------============
                            Total Long-Term Investments in Securities (Cost
$115,591,510)                               102,711,700
===================================================================================================================================
Short-Term Investments 1.05%
-----------------------------------------------------------------------------------------------------------------------============
                            American Express CreditCorp. 1.05% due 1/3/2000 (Cost $950,000)         USD
950         950,000
-----------------------------------------------------------------------------------------------------------------------============
                            Total Investments 114.63% (Cost
$116,541,510)                                               103,661,700
-----------------------------------------------------------------------------------------------------------------------============



5



                               Statement of Net Assets
                               Income Series  December 31, 1999


                               Investments
Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities (14.63)%
-----------------------------------------------------------------------------------------------------------------------------------
Other (See Note
5)                                                                                                      $
1,195,620
-----------------------------------------------------------------------------------------------------------------------============
Cash
99,848
-----------------------------------------------------------------------------------------------------------------------============
Receivables for:
Interest                                                                                      3,403,911
                            Unrealized appreciation on foreign currency
contracts                                           568,897
                            Closed foreign currency
contracts                                                               371,854
                            Capital shares
sold                                                                               7,963
                            Total Other
Assets                                                                            5,648,093
-----------------------------------------------------------------------------------------------------------------------============
Payables for:               Securities
purchased                                                                         16,045,000
                            Collateral on securities
loaned                                                               1,195,620

Dividends                                                                                       432,742
                            Unrealized depreciation on foreign currency
contracts                                           716,736
                            Capital shares
reacquired                                                                       137,588

Other                                                                                           353,295
                            Total
Liabilities                                                                            18,880,981
-----------------------------------------------------------------------------------------------------------------------============
                            Total Other Assets, Less
Liabilities                                                        (13,232,888)
===================================================================================================================================
Net Assets
100.00%
$90,428,812
===================================================================================================================================
                            Class A Shares-Net asset value ($86,014,579 / 12,015,910 shares outstanding)
$7.16
                            Maximum offering price (net asset value plus sales charge of 4.75% of the offering
price)         $7.52
                            Class B Shares-Net asset value ($1,508,094 / 210,407 shares
outstanding)                          $7.17
                            Class C Shares-Net asset value ($2,695,958 / 376,074 shares
outstanding)                          $7.17
                            Class P Shares-Net asset value ($210,181 / 29,364 shares
outstanding)                             $7.16

        *Ratings are unaudited.
                              +A portion of securities on loan. See Note 5.
                                ++Restricted security under Rule 144A.
                           CAD Canadian Dollar
                           DEM Deutsche Mark
                           DKK Danish Krone
                           EUR Euro
                           GBP British Pound
                           GRD Greek Drachma
                           JPY Japanese Yen
                           NZD New Zealand Dollar
                           SEK Swedish Krona
                           USD U.S. Dollar
                               See Notes to Financial Statements.


              Statements of Operations

                                                                                                        Year
Ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Investment Income                                                                                   Equity
Series     Income Series
-----------------------------------------------------------------------------------------------------------------------------------
Income        Dividends                                                                                 $
707,653          $     -
              Interest
111,225        7,801,471
              Foreign taxes withheld
(13,015)         (13,432)
              Securities lending
-           19,080
              Total income
805,863        7,807,119
-----------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee
529,582          535,412
              12b-1 distribution plan-Class A
232,809          351,636
              12b-1 distribution plan-Class B
29,783           16,513
              12b-1 distribution plan-Class C
18,644           33,292
              12b-1 distribution plan-Class P
-              592
              Shareholder servicing
384,164          211,246
              Reports to shareholders
55,006           53,674
              Professional
55,668           52,269
              Registration
45,953           47,531
              Directors' fees
2,497            4,515
              Other
43,689           49,524
              Total expenses before reductions
1,397,795        1,356,204
-----------------------------------------------------------------------------------------------------------------------------------
              Expense reductions
(15,177)         (27,516)
-----------------------------------------------------------------------------------------------------------------------------------
              Net expenses
1,382,618        1,328,688
-----------------------------------------------------------------------------------------------------------------------------------
              Net investment income (loss)
(576,755)       6,478,431
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from investment and foreign currency transactions
467,982       (2,764,221)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments and foreign currency holdings
7,718,240      (14,856,202)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency transactions
8,186,222      (17,620,423)
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Resulting From Operations
$7,609,467     $(11,141,992)
===================================================================================================================================

              See Notes to Financial Statements.



7


              Statements of Changes in Net Assets

                                                                      Year Ended December 31, 1999  Year Ended
December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

Decrease in Net Assets                                                 Equity Series Income Series  Equity
Series  Income Series
------------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income (loss)                              $ (576,755) $  6,478,431       $ 19,866
$  8,862,091
              Net realized gain (loss)from investment and foreign
              currency transactions                                        467,982    (2,764,221)
5,196,409      2,030,984
              Net change in unrealized appreciation/depreciation of
              investments and foreign currency holdings                  7,718,240   (14,856,202)
1,745,245      2,496,490

              Net increase (decrease) in net assets resulting from
              operations                                                 7,609,467   (11,141,992)
6,961,520     13,389,565
------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:

              Net investment income-Class A                                   -       (5,200,250)
(180,595)    (7,633,729)
              Net investment income-Class B                                   -          (74,071)
-        (73,682)
              Net investment income-Class C                                   -         (151,138)
-       (228,255)
              Net investment income-Class P                                   -           (7,060)
-              -
              Paid-in-capital-Class A                                         -       (1,337,126)
-              -
              Paid-in-capital-Class B                                         -          (19,046)
-              -
              Paid-in-capital-Class C                                         -          (38,861)
-              -
              Paid-in-capital-Class P                                         -           (1,816)
-              -
              Net realized gain from investment and foreign
              currency transactions-Class A                                   -               -
(4,907,820)             -
              Net realized gain from investment and foreign
              currency transactions-Class B                                   -               -
(180,889)             -
              Net realized gain from investment and foreign
              currency transactions-Class C                                   -               -
(115,737)             -
              Net realized gain from investment and foreign
              currency transactions-Class P                                   -               -
-              -

              Total                                                           -       (6,829,368)
(5,385,041)    (7,935,666)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                         24,020,080     7,708,650
10,776,471      6,251,481
              Net asset value of shares issued in reinvestment of
              dividends and distributions                                     -        4,584,488
5,194,218      5,089,826

              Total                                                     24,020,080    12,293,138
15,970,689     11,341,307
------------------------------------------------------------------------------------------------------------------------------------
              Cost of  shares reacquired                               (38,756,096)  (29,055,276)
(18,274,782)   (40,417,825)
------------------------------------------------------------------------------------------------------------------------------------

              Decrease in net assets derived from capital share
              transactions                                             (14,736,016)  (16,762,138)
(2,304,093)   (29,076,518)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets                                                  (7,126,549)  (34,733,498)
(727,614)   (23,622,619)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets    Beginning of year                                         80,092,714   125,162,310
80,820,328    148,784,929
------------------------------------------------------------------------------------------------------------------------------------
              End of year+                                            $ 72,966,165  $ 90,428,812)  $ 80,092,714
$125,162,310
===================================================================================================================================

+ Including (accumulated net investment loss) and undistributed net investment income of $(697,860) and $761,514, respectively, as of December 31, 1999 and (distributions in excess of) and undistributed net investment income of $(121,105) and $1,112,451, respectively, as of December 31, 1998.

     See Notes to Financial Statements.

Financial Highlights
Equity Series



Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Year
Ended December 31,
Per Share Operating Performance:                                           1999         1998       1997
1996       1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                        $12.29      $12.08      $12.55
$11.96      $11.55
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income (loss)                                          (.09)(b)     .01(b)       .07(b)
 .07         .16
      Net realized and unrealized gain on investments and
foreign currency transactions                                               1.62        1.08          .90
 .93         .90

      Total from investment operations                                      1.53        1.09          .97
1.00        1.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions
      Dividends from net investment income                                     -        (.03)        (.06)
(.07)       (.17)
      Distributions from net realized gains                                    -        (.85)       (1.11)
(.21)       (.48)
      Distributions from foreign currency transactions                         -           -         (.27)
(.13)          -

      Total distributions                                                      -        (.88)       (1.44)
(.41)       (.65)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $13.82      $12.29      $12.08
$12.55      $11.96
------------------------------------------------------------------------------------------------------------------------------------

Total Return(a)                                                            12.37%(d)    9.07%       7.99%
8.37%       9.19%
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                                                           1.94%       1.66%       1.51%
1.52%       1.63%
      Net investment income (loss)                                          (.77)%       .06%        .57%
 .54%       1.31%
====================================================================================================================================

                                                                    Class B
Shares                                   Class C Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                           Year Ended                                     Year
Ended
                                                          December 31,   8/1/96(c)                       December
31,    7/15/96(c)
Per Share Operating Performance:            1999        1998      1997 to 12/31/96        1999       1998
1997   to 12/31/96
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year         $12.18     $12.03     $12.53     $12.30       $12.20    $12.05
$12.54     $12.31
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment loss                    (.17)(b)   (.09)(b)   (.02)(b)   (.01)        (.17)(b)  (.09)(b)
(.01)(b)     -
      Net realized and unrealized gain
      on investments and foreign
      currency transactions                  1.59       1.09        .89        .58         1.60      1.09
 .90        .57

      Total from investment operations       1.42       1.00        .87        .57         1.43      1.00
 .89        .57
------------------------------------------------------------------------------------------------------------------------------------
Distributions
      Dividends from net investment income     -          -          -          -            -         -
(.01)         -
      Distributions from net realized gains    -        (.85)     (1.11)      (.21)          -       (.85)
(1.11)      (.21)
      Distributions from foreign currency
      transactions                             -          -        (.26)      (.13)          -         -
(.26)      (.13)

      Total distributions                      -        (.85)     (1.37)      (.34)          -       (.85)
(1.38)      (.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $13.60     $12.18     $12.03     $12.53       $13.63    $12.20
$12.05     $12.54
------------------------------------------------------------------------------------------------------------------------------------

Total Return(a)                             11.49%      8.37%      7.19%      4.56%(d)    11.56%     8.35%
7.34%      4.64%(d)
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                            2.57%      2.37%      2.23%       .83%(d)     2.57%     2.37%
2.14%       .83%(d)
      Net investment loss                   (1.42)%     (.70)%     (.16)%     (.16)%(d)   (1.44)%    (.69)%
(.06)%     (.11)%(d)
====================================================================================================================================

                                                                                                             Year
Ended December 31,
Supplemental Data For All Classes:                         1999              1998         1997
1996       1995
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000)                         $72,966               $80,093     $80,820
$92,164   $84,731
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                78.74%                 89.48%      99.05%
81.97%    83.32%
====================================================================================================================================

     (a)            Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
     (b)            Calculated using average shares outstanding during the year.
     (c)            Commencement of offering respective Class shares.
     (d)            Not annualized.
     (e)            The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.
                    See Notes to Financial Statements.


9



Financial Highlights
Income Series



Class A Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Year
Ended December 31,
Per Share Operating Performance:                                           1999         1998       1997
1996       1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                         $8.44       $8.09       $8.34
$8.58       $7.98
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
      Net investment income                                                  .47(b)      .55(b)      .51(b)
 .53         .77
      Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                    (1.26)        .30        (.18)
(.04)        .6138

      Total from investment operations                                      (.79)        .85          .33
 .49        1.3838
------------------------------------------------------------------------------------------------------------------------------------
Distributions
      Dividends from net investment income                                  (.39)       (.50)        (.51)
(.61)       (.6613)
      Distributions from paid-in-capital                                    (.10)         -
(.07)         -            -
      Distributions from foreign currency transactions                        -           -            -
(.12)       (.1225)

      Total distributions                                                   (.49)       (.50)       (.58)
(.73)       (.7838)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $7.16       $8.44       $8.09
$8.34       $8.58
------------------------------------------------------------------------------------------------------------------------------------

Total Return(a)                                                            (9.47)%     10.79%       4.23%
6.12%      17.86%
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                                                           1.24%       1.18%       1.10%
1.04%       1.04%
      Net investment income                                                 6.08%       6.75%       6.29%
6.52%       7.60%
====================================================================================================================================

                                                              Class B Shares                        Class C
Shares   Class P Shares
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Year Ended                                  Year Ended
Per Share Operating                             December 31,    8/1/96(c)                  December 31,
7/15/96(c)        3/4/99(c)
Performance:                        1999       1998     1997  to 12/31/96        1999       1998   1997 to
12/31/96      to 12/31/99
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning
of year                             $8.44      $8.09    $8.34      $8.24         $8.44     $8.09   $8.34
$8.14       $7.91
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations
      Net investment income           .43(b)     .49(b)   .45(b)     .23           .43(b)    .50(b)  .45(b)
 .21         .42(b)
      Net realized and unrealized
      gain (loss) on investments
      and foreign currency
      transactions                  (1.26)       .30     (.18)       .22         (1.26)      .29    (.18)
 .37        (.85)

      Total from investment
      operations                     (.83)       .79      .27        .45          (.83)      .79     .27
 .58        (.43)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
      Dividends from net
      investment income              (.35)      (.44)    (.46)      (.23)         (.35)     (.44)   (.46)
(.26)       (.25)
      Distributions from
      paid-in-capital                (.09)        -      (.06)        -           (.09)       -     (.06)
-         (.07)
      Distributions from foreign
      currency transactions            -          -        -        (.12)           -         -       -
(.12)         -

      Total distributions            (.44)      (.44)    (.52)      (.35)         (.44)     (.44)   (.52)
(.38)       (.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year        $7.17      $8.44    $8.09      $8.34         $7.17     $8.44   $8.09
$8.34       $7.16
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(a)                    (10.11)%    10.03%    3.49%      5.58%(d)     (9.98)%   10.03%   3.48%
7.43%(d)   (5.51)%(d)
====================================================================================================================================
Ratios to Average Net Assets:
      Expenses(e)                    1.89%      1.87%    1.78%       .73%(d)      1.88%     1.85%   1.77%
 .87%(d)    1.25%(d)
      Net investment income          5.57%      6.01%    5.57%      2.11%(d)      5.42%     6.08%   5.62%
2.69%(d)    5.66%(d)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Year
Ended December 31,
Supplemental Data For All Classes:                    1999                   1998             1997
1996         1995
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000)                       $90,429                $125,162          $148,785
$202,494    $238,291
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             314.07%                  359.13%           616.63%
621.79%   1,073.69%
------------------------------------------------------------------------------------------------------------------------------------

     (a)            Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
     (b)            Calculated using average shares outstanding during the period.
     (c)            Commencement of offering respective Class shares.
     (d)            Not annualized.
     (e)            The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.
See Notes to Financial Statements.


Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company. The Company consists of two portfolios ("Series") - Lord Abbett Global Fund - Equity Series ("Equity Series") and Lord Abbett Global Fund - Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940. Income Series is non-diversified. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgement of the Series' officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities that are not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked price. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value as determined under procedures approved by the Board of Directors. (b) Transactions denominated in foreign currencies are recorded in the Series' records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (d) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income (other than class-specific distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.
(e) The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at forward exchange rates or market values and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risks may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the Series' portfolio of investments and the U.S. dollar. (f) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated from the effect of changes in market prices of those securities in the Statements of Operations.


2. Management Fee and Other Transactions With Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, sta tistical work and the supervision of the Company's investment portfolios. The management fee is based on average daily net assets for each month at the annual rate of .75% for the Equity Series and .50% for the Income Series. Lord Abbett has entered into a sub-investment management agreement with Fuji-Lord Abbett International, Ltd. ("Sub-Adviser"). Lord Abbett is a minority owner of the Sub-Adviser. The Sub-Adviser furnishes investment advisory services in connection with the management of the Equity Series' portfolio. Lord Abbett pays for the cost of the Sub-Adviser's services. Prior to June 15, 1998, the Sub-Adviser was Edinburgh Fund Managers PLC. At December 31, 1999, the management fees payable were $44,933 for Equity Series and $39,290 for Income Series.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, Income Series pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. At December 31, 1999, the 12b-1 fees payable with respect to all classes of shares aggregated $35,342 for Equity Series and $58,314 for Income Series.

Distributor received the following commissions on sales of Class A shares of each Series after concessions were paid to authorized dealers:


                                     Distributor          Dealers'
Series                               Commissions       Concessions
--------------------------------------------------------------------------------

Equity                                   $16,683           $99,286
--------------------------------------------------------------------------------

Income                                     7,356            45,181


Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Distributions Dividends from net investment income are declared semi-annually for Equity Series and daily for Income Series. Distributions from net realized gain from investment and foreign currency transactions are declared annually. At December 31, 1999, accumulated net realized capital gain (loss) for financial reporting purposes ag gre gated $467,982 and $(26,663,307), respec tively for Equity Series and Income Series. The Income Series had a capital loss carry forward as of December 31, 1999 of $24,605,743, of which $17,996,255 expires in 2002, $4,455,431 expires in 2004, $680,831 expires in 2005 and $1,473,226 expires in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accord ance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with gen erally accepted accounting principles.


4. Capital The Equity Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-445 million shares, Class B-15 million shares, Class C-20 million shares andClass P-20 million shares. At December 31, 1999, no Class P shares have been issued. The Income Series has authorized 500 million shares of $.001 par value capital stock designated as follows: Class A-430 million shares, Class B-30 million shares, Class C-20 million shares andClass P-20 million shares. At December 31, 1999, paid-in-cap ital amounted to $57,974,685 for Equity Series and

Notes to Financial Statements

$129,358,254 for Income Series. Transactions in shares of capital stock were as follows:


                                                    Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class A                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares            1,801,517    $ 21,729,178      778,930  $  6,071,925

Shares issued to share-
holders in reinvestment
of dividends                      -               -       571,917     4,382,911

Total                      1,801,517      21,729,178    1,350,847    10,454,836
--------------------------------------------------------------------------------

Shares reacquired         (3,100,103)    (37,234,627)  (3,484,906)  (26,770,804)
Decrease                  (1,298,586)   $(15,505,449)  (2,134,059) $(16,315,968)
--------------------------------------------------------------------------------


                                                    Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class A                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares              592,845    $  7,590,246      602,202  $  4,926,227

Shares issued to share-
holders in reinvestment of
dividends and distributions  400,239       4,901,021      591,975     4,867,562

Total                        993,084      12,491,267    1,194,177     9,793,789
--------------------------------------------------------------------------------

Shares reacquired         (1,361,881)    (17,229,837)  (4,630,821)  (37,899,665)
Decrease                    (368,797)   $ (4,738,570)  (3,436,644) $(28,105,876)
--------------------------------------------------------------------------------


                                                    Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class B                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares              124,254      $1,464,263      105,078     $ 825,054

Shares issued to share-
holders in reinvestment
of dividends                      -               -         9,258        70,800

Total                        124,254       1,464,263      114,336       895,854
--------------------------------------------------------------------------------

Shares reacquired            (81,536)       (974,379)     (84,358)     (640,937)

Increase                      42,718        $489,884       29,978     $ 254,917
--------------------------------------------------------------------------------


                                                    Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class B                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares              132,702      $1,674,377       88,582     $ 729,022

Shares issued to share-
holders in reinvestment of
dividends and distributions   14,692         177,473        6,465        53,163

Total                        147,394       1,851,850       95,047       782,185
--------------------------------------------------------------------------------

Shares reacquired            (30,356)       (381,107)     (80,786)     (662,699)
Increase                     117,038      $1,470,743       14,261     $ 119,486
--------------------------------------------------------------------------------


                                                    Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class C                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares               69,286        $826,639       66,462   $   508,532

Shares issued to share-
holders in reinvestment
of dividends                      -               -        16,704       128,510

Total                         69,286         826,639       83,166       637,042
--------------------------------------------------------------------------------

Shares reacquired            (46,673)       (547,090)    (203,629)   (1,568,295)
Increase (decrease)           22,613        $279,549     (120,463)  $  (931,253)
--------------------------------------------------------------------------------


                                                    Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                  Equity Series                Income Series

Class C                       Shares          Amount       Shares        Amount
--------------------------------------------------------------------------------

Sales of shares              120,481      $1,511,848       71,857   $   596,232

Shares issued to share-
holders in reinvestment of
dividends and distributions    9,564         115,724       20,597       169,101

Total                        130,045       1,627,572       92,454       765,333
--------------------------------------------------------------------------------

Shares reacquired            (51,938)       (663,838)    (227,122)   (1,855,461)

Increase (decrease)           78,107      $  963,734     (134,668)  $(1,090,128)
--------------------------------------------------------------------------------


                                                                          3/4/99
                                                                   (Commencement
                                                                     of Offering
                                                                 Class P Shares)
                                                                     to 12/31/99
--------------------------------------------------------------------------------

                                                              Income Series

Class P                                         Shares      Amount
--------------------------------------------------------------------------------

Sales of shares                                 39,096    $303,139

Shares issued to share-
holders in reinvestment
of dividends                                       297       2,267

Total                                           39,393     305,406
--------------------------------------------------------------------------------

Shares reacquired                              (10,029)    (75,240)
Increase                                        29,364    $230,166
--------------------------------------------------------------------------------


5. Purchases and Sales of Investments The Company may lend securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S.
Treasury securities in an amount at least equal to the market value of the securities loaned. As of December 31, 1999, the value of securities loaned for Income Series was $1,175,160. These loans were collateralized by cash of $1,195,620. Interest income earned on the securities loaned is accounted for in the same manner as other interest income.


During the year ended December 31, 1999, purchases and sales of investment securities, exclusive of short-term investments and foreign currency transactions, were $54,455,606 and $68,433,579, respectively, for the Equity Series and $371,522,798 and $371,058,753, respectively, for the Income Series. As of December 31, 1999, net unrealized appreciation (depreciation), gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:


                        Net Unrealized
                          Appreciation    Unrealized      Unrealized
Series                  (Depreciation)  Appreciation  (Depreciation)
--------------------------------------------------------------------------------

Equity                    $ 15,221,358   $20,011,861   $ (4,790,503)

Income                     (12,879,810)      156,401    (13,036,211)
--------------------------------------------------------------------------------


The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

At December 31, 1999, the Income Series had outstanding forward currency contracts to sell and buy foreign currencies as follows:


                                                                     Unrealized
Foreign                           Value at              Current    Appreciation
Currency                       Settlement Date            Value   (Depreciation)
Contracts        Type Local Currency  U.S.Dollars  U.S. Dollars    U.S. Dollars
--------------------------------------------------------------------------------
British Pounds,
expiring 4/28/00  Buy    2,000,000   $ 3,309,000   $ 3,235,605        $ (73,395)
--------------------------------------------------------------------------------
Euro,
expiring 3/23/00  Buy    5,000,000     5,324,750     5,068,879         (255,871)
--------------------------------------------------------------------------------
Euro,
expiring 4/26/00  Buy    5,000,000     5,409,625     5,080,400         (329,225)
--------------------------------------------------------------------------------
Japanese Yen,
expiring 5/22/00  Buy  579,500,000     5,397,476     5,802,765          405,289
--------------------------------------------------------------------------------
British Pounds,
expiring 5/30/00 Sell    2,000,000    (3,177,200)   (3,235,445)         (58,245)
--------------------------------------------------------------------------------
Euro,
expiring 2/29/00 Sell    5,000,000    (5,219,000)   (5,060,925)         158,075
--------------------------------------------------------------------------------
Euro,
expiring 6/2/00  Sell    5,000,000    (5,099,500)   (5,093,967)           5,533
--------------------------------------------------------------------------------
Total                                $ 5,945,151   $ 5,797,312        $(147,839)
--------------------------------------------------------------------------------

At December 31, 1999, there was a net receivable under a master netting agreement relating to closed foreign currency contracts in the amount of $371,854.

Notes to Financial Statements

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at December 31, 1999 under a deferred compensation plan, were approximately $54,625.


7. Expense Reductions The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Series' expenses.


8. Line of Credit The Equity Series, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at December 31, 1999, nor was the Facility utilized at any time during the year.


Independent Auditors' Report
The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc.:

We have audited the accompanying statements of net assets of Lord Abbett Global Fund-Equity Series and Lord Abbett Global Fund-Income Series as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial state ments and the financial highlights are the responsibility of the Company's manage ment. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes exam ining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lord Abbett Global Fund-Equity Series and Lord Abbett Global Fund-Income Series at December 31, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods presented in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]

New York, New York
February 25, 2000


Copyright(C)2000 by Lord Abbett Global Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973 This publication, when not used for the general infor mation of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved.  Printed in the U.S.A.

  Our Management

  Board of Directors
  Robert S. Dow
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*
  E. Thayer Bigelow*
  Stewart S. Dixon*+
  John C. Jansing*+
  C. Alan MacDonald*
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+
* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  90 Hudson Street
  Jersey City, NJ 07302-3973
  800-201-6984

  Sub-Adviser
  Fuji-Lord Abbett International, Ltd.
  7-11 Finsbury Circus
  London EC2M7HJ England

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Wilmer, Cutler & Pickering
  Washington, DC

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------

INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market
Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S.
Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California
Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market
Fund +++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973


LAG-2-1299
(3/00)